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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2001


                     BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


      MASSACHUSETTS                    0-17089                  04-2976299
----------------------------    ------------------------     -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
   OF INCORPORATION)                                         IDENTIFICATION NO.)


               TEN POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (617) 912-1900
                                  -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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       Certain matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements include statements about the manner in which Boston Private Financial Holdings, Inc., a Massachusetts corporation ("Boston Private") intends to use the assets and operate the business of Borel Bank & Trust Company, a California state banking corporation ("Borel"). Boston Private's actual results could differ materially from those projected in the forward-looking statements as the result of, among other factors, changes in Boston Private's strategic objectives, interest rates, changes in the securities or financial markets, a deterioration in general economic conditions on a national basis or in the local markets in which Boston Private or Borel operates, including changes which adversely affect borrowers' ability to service and repay Boston Private's loans, changes in loan defaults and charge-off rates, reduction in deposit levels necessitating increased borrowing to fund loans and investments, potential difficulties in connection with the integration of the operations of Borel or Boston Private's other acquired businesses with the operations of Boston Private's banking or investment management businesses, the passing of adverse government regulation and changes in assumptions used in making such forward looking statements. Additional factors that could cause Boston Private's results to differ materially from those described in the forward-looking statements can be found in Boston Private's press releases and Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this report and Boston Private does not intend or undertake to update any such forward-looking statements.

       ITEM 2. ACQUISITION OF ASSETS.

       On November 30, 2001, Boston Private acquired Borel by merging its wholly-owned subsidiary, Borel Acquisition Corp., a California corporation ("Acquisition Sub"), with and into Borel. As a result of the merger, Borel became a wholly-owned subsidiary of Boston Private. The merger was consummated pursuant to an Agreement and Plan of Reorganization, dated as of June 27, 2001, by and among Boston Private, Acquisition Sub and Borel (the "Merger Agreement"). A press release announcing the completion of the merger was issued on December 3, 2001 and is attached as Exhibit 99.1.

       At the effective time of the merger, each outstanding share of Borel common stock, no par value, was converted into the right to receive 1.8996 shares of Boston Private common stock, with cash paid in lieu of fractional shares. In connection with the merger, Boston Private issued a total of 5,629,872 shares of its common stock and assumed options exercisable for 229,998 shares of its common stock. The merger is being accounted for as a pooling of interests.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            (1) Audited balance sheets of Borel as of December 31, 2000 and 1999, and the related, audited statements of income, comprehensive income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2000 are contained in Pre-Effective

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                   Amendment No. 1 to Form S-4 (No. 333-67746) filed by Boston
                   Private on October 12, 2001 and are incorporated herein by reference.

            (2) An unaudited condensed balance sheet of Borel as of September 30, 2001, and unaudited statements of income, cash flows, and comprehensive income for each of the nine-month periods ended September 30, 2001 and 2000 are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

       (b)  PRO FORMA FINANCIAL INFORMATION.

            An unaudited, pro forma balance sheet of Boston Private as of September 30, 2001 and unaudited, pro forma statements of income for each of the years in the three-year period ending December 31, 2000 and the nine-month periods ended September 30, 2001 and 2000 giving pro forma effect to Boston Private's acquisition of Borel are contained in Exhibit 99.3 attached hereto and are incorporated herein by reference.

       (c)  EXHIBITS.

            EXHIBIT NO.    DESCRIPTION
            -----------    -----------
               2.1         Agreement and Plan of Reorganization, dated as of June 27, 2001, by and among Boston
                           Private Financing Holdings, Inc., Borel Acquisition Corp. and Borel Bank & Trust Company
                           (incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2001)

              *23.1        Consent of KPMG LLP

              *99.1        Press Release of Boston Private Financial Holdings, Inc. dated December 3, 2001

              *99.2        Unaudited condensed balance sheet of Borel Bank & Trust Company as of September 30,
                           2001, and unaudited statements of income, cash flows, and comprehensive income for each of the nine-month periods ended September 30, 2001 and 2000

              *99.3        Unaudited, pro forma balance sheet of Boston Private Financial Holdings, Inc.
                           as of September 30, 2001 and unaudited, pro forma statements of income for each of the years in the three-year period ending December 31, 2000 and the nine-month periods ended September 30, 2001 and 2000 giving pro forma effect to Boston Private Financial
                           Holdings, Inc.'s acquisition of Borel Bank & Trust Company

*      Filed herewith

                                        2

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BOSTON PRIVATE FINANCIAL HOLDINGS, INC.



Date: December 17, 2001                  /s/ WALTER M. PRESSEY
                                         ---------------------------------------
                                         Walter M. Pressey
                                         President and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
   2.1             Agreement and Plan of Reorganization, dated as of June 27,
                   2001, by and among Boston Private Financing Holdings, Inc.,
                   Borel Acquisition Corp. and Borel Bank & Trust Company
                   (incorporated herein by reference to Exhibit 99.2 of the
                   Current Report on Form 8-K filed with the Securities and
                   Exchange Commission on July 3, 2001)

  *23.1            Consent of KPMG LLP

  *99.1            Press Release of Boston Private Financial Holdings, Inc.
                   dated December 3, 2001

  *99.2            Unaudited condensed balance sheet of Borel Bank & Trust Company as of September 30, 2001, and unaudited statements of income, cash flows, and comprehensive income for each of the nine-month periods ended September 30, 2001 and 2000

  *99.3            Unaudited, pro forma balance sheet of Boston Private
                   Financial Holdings, Inc. as of September 30, 2001 and unaudited, pro forma statements of income for each of the years in the three-year period ending December 31, 2000 and the nine-month periods ended September 30, 2001 and 2000 giving pro forma effect to Boston Private Financial Holdings, Inc.'s acquisition of Borel Bank & Trust Company

*     Filed herewith